UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2021

NCL CORPORATION LTD.

(Exact name of registrant as specified in its charter)

Bermuda	333-128780	20-0470163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 23, 2021, NCL Corporation Ltd. (“NCLC”) amended or amended and restated (as the case may be) all of the export-credit backed facilities detailed below to make certain changes in respect of covenants and undertakings contained therein.

Seven Seas Explorer

NCLC entered into a supplemental agreement (the “Explorer Supplemental Agreement”), dated as of December 23, 2021, among Explorer New Build, LLC, an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, Norwegian Cruise Line Holdings Ltd. (“NCLH”), Seven Seas Cruises S. de R.L., an indirect subsidiary of NCLC, as charterer and shareholder, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, Société Générale, HSBC Bank PLC, and KfW IPEX-Bank GmbH, as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee, which amends the Loan Agreement, dated as of July 31, 2013 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Explorer Supplemental Agreement, the “Explorer Credit Facility”), among Explorer New Build, LLC, as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, Société Générale, HSBC Bank Plc, and KfW IPEX-Bank GmbH, as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee. The Explorer Supplemental Agreement provides for, among other things, the expiration of certain provisions upon repayment in full of certain amortization payments that are the subject of previous deferral arrangements and the modification of certain financial covenants to apply from January 1, 2023 until September 30, 2025, including the covenant to maintain at least $200 million in free liquidity, which was previously imposed until December 31, 2022. The Explorer Supplemental Agreement also makes certain additional changes to the Explorer Credit Facility, including the relaxation of certain restrictions on our ability to incur and repay or prepay debt, create security, issue equity and make dividends and other distributions.

This summary of the Explorer Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which will be filed as an exhibit to NCLH’s Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the U.S. Securities and Exchange Commission.

Seven Seas Splendor

NCLC entered into a supplemental agreement (the “Explorer II Supplemental Agreement”), dated as of December 23, 2021, among Explorer II New Build, LLC, an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLH, Seven Seas Cruises S. de R.L., an indirect subsidiary of NCLC, as charterer and shareholder, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, Société Générale, HSBC Bank PLC, and KfW IPEX-Bank GmbH, as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee, which amends the Loan Agreement, dated as of March 30, 2016 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Explorer II Supplemental Agreement, the “Explorer II Credit Facility”), among Explorer II New Build, LLC, as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, Société Générale, HSBC Bank Plc, and KfW IPEX-Bank GmbH, as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee. The Explorer II Supplemental Agreement provides for, among other things, the expiration of certain provisions upon repayment in full of certain amortization payments that are the subject of previous deferral arrangements and the modification of certain financial covenants to apply from January 1, 2023 until September 30, 2025, including the covenant to maintain at least $200 million in free liquidity, which was previously imposed until December 31, 2022. The Explorer II Supplemental Agreement also makes certain additional changes to the Explorer II Credit Facility, including the relaxation of certain restrictions on our ability to incur and repay or prepay debt, create security, issue equity and make dividends and other distributions.

This summary of the Explorer II Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which will be filed as an exhibit to NCLH’s Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the U.S. Securities and Exchange Commission.

Riviera

NCLC entered into a supplemental agreement (the “Riviera Supplemental Agreement”), dated as of December 23, 2021, among Riviera New Build, LLC, an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLH, Oceania Cruises S. de R.L., an indirect subsidiary of NCLC, as charterer and shareholder, the lenders party thereto, Crédit Agricole Corporate and Investment Bank and Société Générale, as mandated lead arrangers, and Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, which amends and the Loan Agreement, dated as of July 18, 2008 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Riviera Supplemental Agreement, the “Riviera Credit Facility”), among Riviera New Build, LLC, as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank and Société Générale, as mandated lead arrangers, and Crédit Agricole Corporate and Investment Bank, as agent and SACE agent. The Riviera Supplemental Agreement provides for, among other things, the expiration of certain provisions upon repayment in full of certain amortization payments that are the subject of previous deferral arrangements and the modification of certain financial covenants to apply from January 1, 2023 until September 30, 2025, including the covenant to maintain at least $200 million in free liquidity, which was previously imposed until December 31, 2022. The Riviera Supplemental Agreement also makes certain additional changes to the Riviera Credit Facility, including the relaxation of certain restrictions on our ability to incur and repay or prepay debt, create security, issue equity and make dividends and other distributions.

This summary of the Riviera Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which will be filed as an exhibit to NCLH’s Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the U.S. Securities and Exchange Commission.

Marina

NCLC entered into a supplemental agreement (the “Marina Supplemental Agreement”), dated as of December 23, 2021, among Marina New Build, LLC, an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLH, Oceania Cruises S. de R.L., an indirect subsidiary of NCLC, as charterer and shareholder, the lenders party thereto, Crédit Agricole Corporate and Investment Bank and Société Générale, as mandated lead arrangers, and Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, which amends the Loan Agreement, dated as of July 18, 2008 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Marina Supplemental Agreement, the “Marina Credit Facility”), among Marina New Build, LLC, as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank and Société Générale, as mandated lead arrangers, and Crédit Agricole Corporate and Investment Bank, as agent and SACE agent. The Marina Supplemental Agreement provides for, among other things, the expiration of certain provisions upon repayment in full of certain amortization payments that are the subject of previous deferral arrangements and the modification of certain financial covenants to apply from January 1, 2023 until September 30, 2025, including the covenant to maintain at least $200 million in free liquidity, which was previously imposed until December 31, 2022. The Marina Supplemental Agreement also makes certain additional changes to the Marina Credit Facility, including the relaxation of certain restrictions on our ability to incur and repay or prepay debt, create security, issue equity and make dividends and other distributions.

This summary of the Marina Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which will be filed as an exhibit to NCLH’s Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the U.S. Securities and Exchange Commission.

Leonardo One

NCLC entered into a supplemental agreement (the “Leonardo One Supplemental Agreement”), dated as of December 23, 2021, among Leonardo One, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCL International, Ltd. (“NCLI”), as shareholder, NCLH, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., KfW IPEX-Bank GmbH, HSBC Bank PLC and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee, which amends the Loan Agreement, dated as of April 12, 2017 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Leonardo One Supplemental Agreement, the “Leonardo One Credit Facility”), among Leonardo One, Ltd., as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., KfW IPEX-Bank GmbH, HSBC Bank PLC and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee. The Leonardo One Supplemental Agreement provides for, among other things, the expiration of certain provisions upon repayment in full of certain amortization payments that are the subject of previous deferral arrangements and the modification of certain financial covenants to apply from January 1, 2023 until September 30, 2025, including the covenant to maintain at least $200 million in free liquidity, which was previously imposed until December 31, 2022. The Leonardo One Supplemental Agreement also makes certain additional changes to the Leonardo One Credit Facility, including the relaxation of certain restrictions on our ability to incur and repay or prepay debt, create security, issue equity and make dividends and other distributions.

This summary of the Leonardo One Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which will be filed as an exhibit to NCLH’s Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the U.S. Securities and Exchange Commission.

Leonardo Two

NCLC entered into a supplemental agreement (the “Leonardo Two Supplemental Agreement”), dated as of December 23, 2021, among Leonardo Two, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLI, as shareholder, NCLH, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee, which amends the Loan Agreement, dated as of April 12, 2017 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Leonardo Two Supplemental Agreement, the “Leonardo Two Credit Facility”), among Leonardo Two, Ltd., as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee. The Leonardo Two Supplemental Agreement provides for, among other things, the expiration of certain provisions upon repayment in full of certain amortization payments that are the subject of previous deferral arrangements and the modification of certain financial covenants to apply from January 1, 2023 until September 30, 2025, including the covenant to maintain at least $200 million in free liquidity, which was previously imposed until December 31, 2022. The Leonardo Two Supplemental Agreement also makes certain additional changes to the Leonardo Two Credit Facility, including the relaxation of certain restrictions on our ability to incur and repay or prepay debt, create security, issue equity and make dividends and other distributions.

This summary of the Leonardo Two Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which will be filed as an exhibit to NCLH’s Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the U.S. Securities and Exchange Commission.

Leonardo Three

NCLC entered into a supplemental agreement (the “Leonardo Three Supplemental Agreement”), dated as of December 23, 2021, among Leonardo Three, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLI, as shareholder, NCLH, the lenders party thereto, HSBC Bank PLC, BNP Paribas Fortis S.A./N.V., KfW IPEX-Bank GmbH and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, BNP Paribas S.A., as agent and SACE agent, and BNP Paribas S.A., as security trustee, which amends the Loan Agreement, dated as of April 12, 2017 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Leonardo Three Supplemental Agreement, the “Leonardo Three Credit Facility”), among Leonardo Three, Ltd., as borrower, the lenders party thereto, KfW IPEX-Bank GmbH, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, BNP Paribas S.A., as agent and SACE agent, and BNP Paribas S.A., as security trustee. The Leonardo Three Supplemental Agreement provides for, among other things, the expiration of certain provisions upon repayment in full of certain amortization payments that are the subject of previous deferral arrangements and the modification of certain financial covenants to apply from January 1, 2023 until September 30, 2025, including the covenant to maintain at least $200 million in free liquidity, which was previously imposed until December 31, 2022. The Leonardo Three Supplemental Agreement also makes certain additional changes to the Leonardo Three Credit Facility, including the relaxation of certain restrictions on our ability to incur and repay or prepay debt, create security, issue equity and make dividends and other distributions.

This summary of the Leonardo Three Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which will be filed as an exhibit to NCLH’s Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the U.S. Securities and Exchange Commission.

Leonardo Four

NCLC entered into a supplemental agreement (the “Leonardo Four Supplemental Agreement”), dated as of December 23, 2021, among Leonardo Four, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLI, as shareholder, NCLH, the lenders party thereto, KfW IPEX-Bank GmbH, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, BNP Paribas S.A., as agent and SACE agent, and BNP Paribas S.A., as security trustee, which amends the Loan Agreement, dated as of April 12, 2017 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Leonardo Four Supplemental Agreement, the “Leonardo Four Credit Facility”), among Leonardo Four, Ltd., as borrower, the lenders party thereto, KfW IPEX-Bank GmbH, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, BNP Paribas S.A., as agent and SACE agent, and BNP Paribas S.A., as security trustee. The Leonardo Four Supplemental Agreement provides for, among other things, the expiration of certain provisions upon repayment in full of certain amortization payments that are the subject of previous deferral arrangements and the modification of certain financial covenants to apply from January 1, 2023 until September 30, 2025, including the covenant to maintain at least $200 million in free liquidity, which was previously imposed until December 31, 2022. The Leonardo Four Supplemental Agreement also makes certain additional changes to the Leonardo Four Credit Facility, including the relaxation of certain restrictions on our ability to incur and repay or prepay debt, create security, issue equity and make dividends and other distributions.

This summary of the Leonardo Four Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which will be filed as an exhibit to NCLH’s Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the U.S. Securities and Exchange Commission.

Leonardo Five

NCLC entered into a supplemental agreement (the “Leonardo Five Supplemental Agreement”), dated as of December 23, 2021, among Leonardo Five, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLI, as shareholder, NCLH, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas, as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee, which amends the Loan Agreement, dated as of December 19, 2018 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Leonardo Five Supplemental Agreement, the “Leonardo Five Credit Facility”), among Leonardo Five, Ltd., as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas, as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee. The Leonardo Five Supplemental Agreement provides for, among other things, the expiration of certain provisions upon repayment in full of certain amortization payments that are the subject of previous deferral arrangements and the modification of certain financial covenants to apply from January 1, 2023 until September 30, 2025, including the covenant to maintain at least $200 million in free liquidity, which was previously imposed until December 31, 2022. The Leonardo Five Supplemental Agreement also makes certain additional changes to the Leonardo Five Credit Facility, including the relaxation of certain restrictions on our ability to incur and repay or prepay debt, create security, issue equity and make dividends and other distributions.

This summary of the Leonardo Five Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which will be filed as an exhibit to NCLH’s Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the U.S. Securities and Exchange Commission.

Leonardo Six

NCLC entered into a supplemental agreement (the “Leonardo Six Supplemental Agreement”), dated as of December 23, 2021, among Leonardo Six, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLI, as shareholder, NCLH, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas, as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee, which amends the Loan Agreement, dated as of December 19, 2018 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Leonardo Six Supplemental Agreement, the “Leonardo Six Credit Facility”), among Leonardo Six, Ltd., as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas, as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee. The Leonardo Six Supplemental Agreement provides for, among other things, the expiration of certain provisions upon repayment in full of certain amortization payments that are the subject of previous deferral arrangements and the modification of certain financial covenants to apply from January 1, 2023 until September 30, 2025, including the covenant to maintain at least $200 million in free liquidity, which was previously imposed until December 31, 2022. The Leonardo Six Supplemental Agreement also makes certain additional changes to the Leonardo Six Credit Facility, including the relaxation of certain restrictions on our ability to incur and repay or prepay debt, create security, issue equity and make dividends and other distributions.

This summary of the Leonardo Six Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which will be filed as an exhibit to NCLH’s Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the U.S. Securities and Exchange Commission.

Explorer III

NCLC entered into a supplemental agreement (the “Explorer III Supplemental Agreement”), dated as of December 23, 2021, among Explorer III New Build, LLC, an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, Seven Seas Cruises S. de R.L., an indirect subsidiary of NCLC, as shareholder, NCLH, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas, as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee, which amends the Loan Agreement, dated as of December 19, 2018 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Explorer III Supplemental Agreement, the “Explorer III Credit Facility”), among Explorer III New Build, LLC, as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas, as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee. The Explorer III Supplemental Agreement provides for the expiration of certain provisions upon repayment in full of certain amortization payments that are the subject of previous deferral arrangements and the modification of certain financial covenants to apply from January 1, 2023 until September 30, 2025, including the covenant to maintain at least $200 million in free liquidity, which was previously imposed until December 31, 2022. The Explorer III Supplemental Agreement also makes certain additional changes to the Explorer III Credit Facility, including the relaxation of certain restrictions on our ability to incur and repay or prepay debt, create security, issue equity and make dividends and other distributions.

This summary of the Explorer III Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which will be filed as an exhibit to NCLH’s Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the U.S. Securities and Exchange Commission.

O Class Plus One

NCLC entered into a supplemental agreement (the “O Class Plus One Supplemental Agreement”), dated as of December 23, 2021, among O Class Plus One, LLC, an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, Oceania Cruises S. de R.L., an indirect subsidiary of NCLC, as shareholder, NCLH, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas, as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee, which amends the Loan Agreement, dated as of December 19, 2018 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the O Class Plus One Supplemental Agreement, the “O Class Plus One Credit Facility”), among O Class Plus One, LLC, as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas, as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee. The O Class Plus One Supplemental Agreement provides for the expiration of certain provisions upon repayment in full of certain amortization payments that are the subject of previous deferral arrangements and the modification of certain financial covenants to apply from January 1, 2023 until September 30, 2025, including the covenant to maintain at least $200 million in free liquidity, which was previously imposed until December 31, 2022. The O Class Plus One Supplemental Agreement also makes certain additional changes to the O Class Plus One Credit Facility, including the relaxation of certain restrictions on our ability to incur and repay or prepay debt, create security, issue equity and make dividends and other distributions.

This summary of the O Class Plus One Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which will be filed as an exhibit to NCLH’s Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the U.S. Securities and Exchange Commission.

O Class Plus Two

NCLC entered into a supplemental agreement (the “O Class Plus Two Supplemental Agreement”), dated as of December 23, 2021, among O Class Plus Two, LLC, an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, Oceania Cruises S. de R.L., an indirect subsidiary of NCLC, as shareholder, NCLH, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas, as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee, which amends the Loan Agreement, dated as of December 19, 2018 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the O Class Plus Two Supplemental Agreement, the “O Class Plus Two Credit Facility”), among O Class Plus Two, LLC, as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas, as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee. The O Class Plus Two Supplemental Agreement provides for the expiration of certain provisions upon repayment in full of certain amortization payments that are the subject of previous deferral arrangements and the modification of certain financial covenants to apply from January 1, 2023 until September 30, 2025, including the covenant to maintain at least $200 million in free liquidity, which was previously imposed until December 31, 2022. The O Class Plus Two Supplemental Agreement also makes certain additional changes to the O Class Plus Two Credit Facility, including the relaxation of certain restrictions on our ability to incur and repay or prepay debt, create security, issue equity and make dividends and other distributions.

This summary of the O Class Plus Two Supplemental Agreement does not purport to be complete and is .qualified in its entirety by reference to the full text of the agreement, which will be filed as an exhibit to NCLH’s Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the U.S. Securities and Exchange Commission.

Seahawk One (Norwegian Bliss)

NCLC entered into a fourth supplemental agreement (the “Seahawk One Supplemental Agreement”), dated and effective as of December 23, 2021, among Seahawk One, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLI, an indirect subsidiary of NCLC, as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent, which amends and restates the Credit Agreement, dated as of July 14, 2014 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Seahawk One Supplemental Agreement, the “Seahawk One Credit Facility”), among Seahawk One, Ltd., as borrower, NCLC, as guarantor, NCLI, as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent. The Seahawk One Supplemental Agreement provides for, among other things, the expiration of certain provisions upon repayment in full of certain amortization payments that are the subject of previous deferral arrangements and the modification of certain financial covenants to apply from January 1, 2023 until September 30, 2025, including the covenant to maintain at least $200 million in free liquidity, which was previously imposed until December 31, 2022. The Seahawk One Supplemental Agreement also makes certain additional changes to the Seahawk One Credit Facility, including the relaxation of certain restrictions on our ability to incur and repay or prepay debt, create security, issue equity and make dividends and other distributions.

This summary of the Seahawk One Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which will be filed as an exhibit to NCLH’s Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the U.S. Securities and Exchange Commission.

Seahawk Two (Norwegian Encore)

NCLC entered into a fifth supplemental agreement (the “Seahawk Two Supplemental Agreement”), dated and effective as of December 23, 2021, among Seahawk Two, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLI, as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent, which amends and restates the Credit Agreement, dated as of July 14, 2014 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Seahawk Two Supplemental Agreement, the “Seahawk Two Credit Facility”), among Seahawk Two, Ltd., as borrower, NCLC, as guarantor, NCLI, as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent. The Seahawk Two Supplemental Agreement provides for, among other things, the expiration of certain provisions upon repayment in full of certain amortization payments that are the subject of previous deferral arrangements and the modification of certain financial covenants to apply from January 1, 2023 until September 30, 2025, including the covenant to maintain at least $200 million in free liquidity, which was previously imposed until December 31, 2022. The Seahawk Two Supplemental Agreement also makes certain additional changes to the Seahawk Two Credit Facility, including the relaxation of certain restrictions on our ability to incur and repay or prepay debt, create security, issue equity and make dividends and other distributions.

This summary of the Seahawk Two Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which will be filed as an exhibit to NCLH’s Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the U.S. Securities and Exchange Commission.

Breakaway One (Norwegian Breakaway)

NCLC entered into a fourth amendment agreement (the “Breakaway One Amendment Agreement”), dated and effective as of December 23, 2021, among Breakaway One, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLI, as shareholder, the lenders party thereto, KfW IPEX-Bank GmbH, as facility agent, collateral agent and CIRR agent, Nordea Bank Abp, filial i Norge (formerly Nordea Bank Norge ASA), as documentation agent, Commerzbank Aktiengesellschaft, as Hermes agent, and Commerzbank AG, New York Branch (formerly Deutsche Schiffsbank Aktiengesellschaft), DNB Bank ASA (formerly DNB NOR Bank ASA), HSBC Bank PLC, KfW IPEX-Bank GmbH and Nordea Bank Abp, filial i Norge (formerly Nordea Bank Norge ASA), as joint lead arrangers, which amends and restates the Credit Agreement, dated as of November 18, 2010 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Breakaway One Amendment Agreement, the “Breakaway One Credit Facility”), among Breakaway One, Ltd., as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto, KfW IPEX-Bank GmbH, as facility agent, collateral agent and CIRR agent, Nordea Bank ABP, Filial I Norge, as documentation agent, Commerzbank Aktiengesellschaft, as Hermes agent, and Commerzbank AG, New York Branch (formerly Deutsche Schiffsbank Aktiengesellschaft), DNB Bank ASA (formerly DNB NOR Bank ASA), HSBC Bank PLC, KfW IPEX-Bank GmbH and Nordea Bank Abp, filial i Norge(formerly Nordea Bank Norge ASA), as joint lead arrangers. The Breakaway One Amendment Agreement provides for, among other things, the expiration of certain provisions upon repayment in full of certain amortization payments that are the subject of previous deferral arrangements and the modification of certain financial covenants to apply from January 1, 2023 until September 30, 2025, including the covenant to maintain at least $200 million in free liquidity, which was previously imposed until December 31, 2022. The Breakaway One Amendment Agreement also makes certain additional changes to the Breakaway One Credit Facility, including the relaxation of certain restrictions on our ability to incur and repay or prepay debt, create security, issue equity and make dividends and other distributions.

This summary of the Breakaway One Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which will be filed as an exhibit to NCLH’s Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the U.S. Securities and Exchange Commission.

Breakaway Two (Norwegian Getaway)

NCLC entered into a fifth amendment agreement (the “Breakaway Two Amendment Agreement”), dated and effective as of December 23, 2021, among Breakaway Two, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLI, as shareholder, the lenders party thereto, KfW IPEX-Bank GmbH, as facility agent, collateral agent and CIRR agent, Nordea Bank Abp, filial i Norge(formerly Nordea Bank Norge ASA), as documentation agent, Commerzbank Aktiengesellschaft, as Hermes agent, and Commerzbank AG, New York Branch (formerly Deutsche Schiffsbank Aktiengesellschaft), DNB Bank ASA (formerly DNB NOR Bank ASA), HSBC Bank PLC, KfW IPEX-Bank GmbH and Nordea Bank Abp, filial i Norge(formerly Nordea Bank Norge ASA), as joint lead arrangers, which amends and restates the Credit Agreement, dated as of November 18, 2010 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Breakaway Two Amendment Agreement, the “Breakaway Two Credit Facility”), among Breakaway Two, Ltd., as borrower, NCLC, as guarantor, NCLI, as shareholder, the lenders party thereto, KfW IPEX-Bank GmbH, as facility agent, collateral agent and CIRR agent, Nordea Bank ABP, Filial I Norge, as documentation agent, Commerzbank Aktiengesellschaft, as Hermes agent, and Commerzbank AG, New York Branch (formerly Deutsche Schiffsbank Aktiengesellschaft), DNB Bank ASA (formerly DNB NOR Bank ASA), HSBC Bank PLC, KfW IPEX-Bank GmbH and Nordea Bank Abp, filial i Norge(formerly Nordea Bank Norge ASA), as joint lead arrangers. The Breakaway Two Amendment Agreement provides for, among other things, the expiration of certain provisions upon repayment in full of certain amortization payments that are the subject of previous deferral arrangements and the modification of certain financial covenants to apply from January 1, 2023 until September 30, 2025, including the covenant to maintain at least $200 million in free liquidity, which was previously imposed until December 31, 2022. The Breakaway Two Amendment Agreement also makes certain additional changes to the Breakaway Two Credit Facility, including the relaxation of certain restrictions on our ability to incur and repay or prepay debt, create security, issue equity and make dividends and other distributions.

This summary of the Breakaway Two Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which will be filed as an exhibit to NCLH’s Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the U.S. Securities and Exchange Commission.

Breakaway Three (Norwegian Escape)

NCLC entered into a third supplemental agreement (the “Breakaway Three Supplemental Agreement”), dated and effective as of December 23, 2021, among Breakaway Three, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLI, as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent, which amends and restates the Credit Agreement, dated as of October 12, 2012 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Breakaway Three Supplemental Agreement, the “Breakaway Three Credit Facility”), among Breakaway Three, Ltd., as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent. The Breakaway Three Supplemental Agreement provides for, among other things, the expiration of certain provisions upon repayment in full of certain amortization payments that are the subject of previous deferral arrangements and the modification of certain financial covenants to apply from January 1, 2023 until September 30, 2025, including the covenant to maintain at least $200 million in free liquidity, which was previously imposed until December 31, 2022. The Breakaway Three Supplemental Agreement also makes certain additional changes to the Breakaway Three Credit Facility, including the relaxation of certain restrictions on our ability to incur and repay or prepay debt, create security, issue equity and make dividends and other distributions.

This summary of the Breakaway Three Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which will be filed as an exhibit to NCLH’s Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the U.S. Securities and Exchange Commission.

Breakaway Four (Norwegian Joy)

NCLC entered into a fourth supplemental agreement (the “Breakaway Four Supplemental Agreement”), dated and effective as of December 23, 2021, among Breakaway Four, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLI, as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent, which amends and restates the Credit Agreement, dated as of October 12, 2012 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Breakaway Four Supplemental Agreement, the “Breakaway Four Credit Facility”), among Breakaway Four, Ltd., as borrower, NCLC, as guarantor, NCLI, as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent. The Breakaway Four Supplemental Agreement provides for, among other things, the expiration of certain provisions upon repayment in full of certain amortization payments that are the subject of previous deferral arrangements and the modification of certain financial covenants to apply from January 1, 2023 until September 30, 2025, including the covenant to maintain at least $200 million in free liquidity, which was previously imposed until December 31, 2022. The Breakaway Four Supplemental Agreement also makes certain additional changes to the Breakaway Four Credit Facility, including the relaxation of certain restrictions on our ability to incur and repay or prepay debt, create security, issue equity and make dividends and other distributions.

This summary of the Breakaway Four Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which will be filed as an exhibit to NCLH’s Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the U.S. Securities and Exchange Commission.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, NCL Corporation Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 29, 2021

NCL CORPORATION LTD.

By:	/s/ Mark A. Kempa
Name: Mark A. Kempa
Title: Executive Vice President and Chief Financial Officer